MAXIM SERIES FUND, INC.

Maxim Putnam High Yield Bond Portfolio

Initial Class Ticker: MXHYX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 62 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is August 26, 2011

Portfolio Summary

Investment Objective

The Portfolio seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 119.90% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor's or below Baa by Moody's Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

High Yield Securities Risk – High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk – An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Liquidity Risk - The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	23.67%
Worst Quarter	December 2008	-22.98%

Average Annual Total Returns for Periods Ended December 31, 2010

	One Year	Five Years	Since Inception (5/01/2003)
Initial Class	13.80%	5.12%	6.05%
Class L*	13.80%	5.12%	6.05%
J.P. Morgan High Yield Developed Index (reflects no deduction for fees, expenses or taxes)	14.86%	8.87%	9.29%

*Class L shares are new and had not commenced operations as of the date of this Prospectus. For the periods prior to the commencement of operations of Class L shares, the performance information shown above is for the Portfolio’s Initial Class shares and has not been adjusted to reflect the expenses of the Class L shares. Initial Class and Class L shares invest in the same portfolio of securities and will have substantially similar annual returns, except to the extent that the expenses borne by each share class differ. Class L shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets).

Investment Adviser

MCM

Sub-Adviser

Putnam Investment Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Paul D. Scanlon, CFA	Co-Head of Fixed Income - Team Leader, High Yield Portfolio Manager	2009
Norman Boucher	Portfolio Manager	2009
Robert Salvin	Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings program investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2010, MCM provides investment management services for mutual funds and other investment portfolios representing assets of almost $10.3 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, Massachusetts 02109. Putnam is an affiliate of MCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to MCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam has managed mutual funds since 1937.

The portfolio management team for the Portfolio is led by Paul D. Scanlon, Co-Head of Fixed Income and the Team Leader for the Putnam High Yield Team. Messrs. Norman Boucher and Robert Salvin are also Portfolio Managers that manage the Portfolio.

Mr. Scanlon, a CFA charter holder has been with Putnam since 1999, and has been in the investment industry since 1986. Mr. Boucher joined Putnam in 1998 as an Analyst and served as a Portfolio Manager in the Putnam U.S. High Yield group before moving to Putnam’s London office to manage the European high-yield portfolios. Mr. Boucher rejoined the U.S. High Yield team in 2005 and has been in the investment industry since 1985. Mr. Salvin has been in the investment industry since 1986 and joined Putnam in 2000. Messrs. Scanlon, Boucher and Salvin also manage other Putnam Funds managed by Putnam or an affiliate.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor's or below Baa by Moody's Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Portfolio. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the US. Government or its agencies or instrumentalities, no more than 5% of the total assets of the Portfolio will be invested in the assets of any one issuer. No more than 25% of the total assets of the Portfolio will be invested in any one industry, as defined by the Sub-Adviser.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

High Yield Securities Risk – High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk – An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered.

Liquidity Risk - The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the J.P. Morgan High Yield Developed Index. The J.P. Morgan High Yield Developed Index is an unmanaged index of high yield fixed income securities issued in developed countries.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Equity Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in equity securities. Accordingly, you also should be aware of the risks associated with equity securities investments.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the qualifying income requirement (e.g., 90 percent of a regulated investment company’s gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the regulated investment company pays a monetary penalty. It also provides a special rule for a de minimis asset test failure and a cure for other asset test failures if the failures are due to reasonable cause and not willful neglect and the regulated investment company pays a monetary fine.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,
	2010		2009	2008	2007	2006

Net Asset Value, Beginning of Period	$7.59	$	5.55	$9.59	$10.34	$10.05

Income from Investment Operations

Net investment income	0.59		0.75	1.11	0.76	0.70
Net realized and unrealized gain (loss)	0.42		2.03	(4.03)	(0.72)	0.29

Total Income (Loss) From Investment Operations	1.01		2.78	(2.92)	0.04	0.99

Less Distributions

From net investment income	(0.59)		(0.74)	(1.12)	(0.75)	(0.70)
From net realized gains					(0.04)

Total Distributions	(0.59)		(0.74)	(1.12)	(0.79)	(0.70)

Net Asset Value, End of Period	$8.01	$	7.59	$5.55	$9.59	$10.34

Total Return ±	13.80%		51.21%	(32.37% )	0.19%	10.12%

Net Assets, End of Period ($000)	$83,555	$	78,379	$64,458	$174,392	$162,285

Ratio of Expenses to Average Net Assets	1.10%		1.10%	1.10%	1.10%	1.10%

Ratio of Net Investment Income to Average Net Assets	7.82%		10.28%	9.59%	7.50%	6.86%

Portfolio Turnover Rate	119.90%		141.60%	83.22%	73.83%	80.70%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.